                                                                    EXHIBIT 10.3

                      FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of August 24, 1999, is entered into by and among FISHER COMPANIES INC. (the "Company"), BANK OF AMERICA, N.A., formerly known as Bank of America National Trust and Savings Association, as agent for itself and the Lenders (the "Agent"), and the several financial institutions party to the Credit Agreement (collectively, the "Lenders").

                                    RECITALS

     A. The Company, Lenders, and Agent are parties to a Credit Agreement dated as of June 24, 1999 (the "Credit Agreement") pursuant to which the Agent and the Lenders have extended certain credit facilities to the Company.

     B. The Company has requested that the Lenders agree to certain amendments of the Credit Agreement.

     C. The Lenders are willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

     2. Amendment to Credit Agreement. Section 6.16 of the Credit Agreement shall be amended and restated to read as follows:

          6.16 Swap Contracts. On or before a date sixty (60) days after the Closing Date (the "Swap Date"), the Company shall enter into one or more Swap Contracts each with December 31, 2004 as the final scheduled payment date. At all times after the Swap Date, the Company shall maintain Swap Contracts with an aggregate notional amount of not less than the then outstanding aggregate Term Loans minus Ninety Million Dollars ($90,000,000).

     3. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Lenders as follows:

          (a)  No Default or Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

          (c) All representations and warranties of the Company contained in the Credit Agreement are true and correct.

          (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Lenders or any other Person.
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     4.   Effective Date.  This Amendment will become effective as of August 27,
1999, provided that the Agent has received from the Company and the Lenders a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment, together with a duly executed Guarantor Acknowledgment and Consent in the form attached hereto.

     5. Company Resolutions. The Company agrees to deliver to the Agent on or before September 21, 1999 a copy of a resolution passed by the board of directors of the Company, certified by the Secretary or an Assistant Secretary of the Company, ratifying the execution, delivery and performance of this Amendment. The Company further agrees that it shall be an additional Event of Default under the Credit Agreement if the Company shall fail to deliver such resolutions to the Agent on or before such date.

     6. Reservation of Rights. The Company acknowledges and agrees that the execution and delivery by the Agent and the Lenders of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Lenders to forbear or execute similar amendments under the same or similar circumstances in the future.

     7.   Miscellaneous.

          (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

          (c) This Amendment shall be governed by and construed in accordance with the law of the State of Washington.

          (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or the Company shall bind such Lender or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

          (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

          (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

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          (g)  The Company covenants to pay to or reimburse the Agent and the
Lenders, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment, including without limitation appraisal, audit, search and filing fees incurred in connection therewith.

     8.   Oral Agreements Not Enforceable.

     ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                              FISHER COMPANIES INC.


                              By:    /s/
                                  -----------------------------

                              Title: __________________________


                              BANK OF AMERICA, N.A., as Agent


                              By:    /s/
                                  -----------------------------

                              Title: __________________________


                              BANK OF AMERICA, N.A., as a Lender


                              By:    /s/
                                  -----------------------------

                              Title: __________________________


                              U.S. BANK NATIONAL ASSOCIATION, as a Lender


                              By:    /s/
                                  -----------------------------

                              Title: __________________________


                              CREDIT SUISSE FIRST BOSTON, as a Lender


                              By:    /s/
                                  -----------------------------

                              Title: __________________________


                              By:    /s/
                                  -----------------------------

                              Title: __________________________

                              BANKBOSTON, N.A., as a Lender


                              By:    /s/
                                  -----------------------------

                              Title: __________________________


                              THE BANK OF NOVA SCOTIA, as a Lender


                              By:    /s/
                                  -----------------------------

                              Title: __________________________


                              BANK OF MONTREAL, as a Lender


                              By:    /s/
                                  -----------------------------

                              Title: __________________________


                              KEY CORPORATE CAPITAL INC., as a Lender


                              By:    /s/
                                  -----------------------------

                              Title: __________________________


                              THE BANK OF NEW YORK, as a Lender


                              By:    /s/
                                  -----------------------------

                              Title: __________________________


                              UNION BANK OF CALIFORNIA, N.A., as a Lender


                              By:    /s/
                                  -----------------------------

                              Title: __________________________


                              THE FUJI BANK, LIMITED, as a Lender


                              By:    /s/
                                  -----------------------------

                              Title: __________________________

                              CITY NATIONAL BANK, as a Lender


                              By:    /s/
                                  -----------------------------

                              Title: __________________________


                              CREDIT SUISSE FIRST BOSTON,as Syndication Agent


                              By:    /s/
                                  -----------------------------

                              Title: __________________________


                              By:    /s/
                                  -----------------------------

                              Title: __________________________

                     GUARANTOR ACKNOWLEDGMENT AND CONSENT

     The undersigned, each a guarantor with respect to the Company's obligations to the Agent and the Lenders under the Credit Agreement, each hereby (i) acknowledge and consent to the execution, delivery and performance by Company of the foregoing First Amendment to Credit Agreement (the "Amendment"), and (ii) reaffirm and agree that the respective guaranty, third party pledge or security agreement to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Agent and the Lenders in connection with the Credit Agreement are in full force and effect, without defense, offset or counterclaim. (Capitalized terms used herein have the meanings specified in the Amendment.)


                                FISHER BROADCASTING INC.


Dated: August 25, 1999                 By:   /s/
       ---------------                     ----------------------------

                                       Title: _________________________


                                FISHER MILLS INC.


Dated: August 26, 1999                 By:   /s/
       ---------------                     ----------------------------

                                       Title: _________________________


                                FISHER PROPERTIES INC.


Dated: August 26, 1999                 By:   /s/
       ---------------                     ----------------------------

                                       Title: _________________________


                                FISHER BROADCASTING - FRESNO, L.L.C.

Dated: August 25, 1999                 By:   /s/
       ---------------                     ----------------------------

                                       Title: _________________________


                                FISHER BROADCASTING - GEORGIA, L.L.C.

Dated: August 25, 1999                 By:   /s/
       ---------------                     ----------------------------

                                       Title: _________________________